UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2019

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0‑16244 (Commission File Number)	11‑2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York 11803

(Address of principal executive offices)

(516) 677‑0200

 (Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VECO	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐   Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐   Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.

On May 6, 2019, Veeco Instruments Inc. issued a press release announcing its financial results for the quarter ended March 31, 2019.   In connection with the release and the related conference call, Veeco posted a presentation relating to its first quarter 2019 financial results on its website (www.veeco.com).   Copies of the press release and presentation are furnished as Exhibit 99.1 and Exhibit 99.2 to this report.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 3, 2019, Veeco held its 2019 Annual Meeting.  The matters voted on at the meeting are described in detail in the Company’s proxy statement for the meeting, which was filed with the SEC on March 19, 2019.

As of the record date for the meeting, there were 48,034,009 shares of common stock outstanding, each of which was entitled to one vote with respect to each of the matters voted on at the meeting.  Each of the directors up for election was elected and each of the other matters was approved by the required number of votes on each such matter.  The terms of each of the following directors continued after the meeting:  Kathleen A. Bayless, Richard A. D’Amore,  Gordon Hunter, Keith D. Jackson and Peter J. Simone.

The final voting results were:

Matter	For	Withheld	Broker Non-votes
1.Election of Directors
(a) William J. Miller, Ph.D.	39,318,797	565,791	3,479,336
(b) John R. Peeler	36,408,219	3,476,369	3,479,336
(c) Thomas St. Dennis	39,179,328	705,260	3,479,336
Matter	For	Against	Abstained	Broker Non-votes
2.Amendment and Restatement of 2010 Stock Incentive Plan	34,401,022	5,429,831	53,735	3,479,336
3.Amendment to the 2016 Employee Stock Purchase Plan	39,752,648	76,456	55,484	3,479,336
4.Approval of the advisory vote on executive compensation	27,295,507	11,628,650	960,431	3,479,336
5.Ratification of the appointment of KPMG LLP	43,234,124	86,283	43,517	0

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit	Description

99.1	Press release issued by Veeco dated May 6, 2019

99.2	Veeco Q1 2019 Conference Call, May 6, 2019

The information in this report, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall this information or these exhibits be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

2

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Veeco dated May 6, 2019

99.2	Veeco Q1 2019 Conference Call, May 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2019	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins
Name: Gregory A. Robbins
Title: Senior Vice President and General Counsel